SECOND AMENDMENT TO AGREEMENT
                         OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT (the "Second Amendment") TO AGREEMENT OF SALE AND ESCROW AGREEMENT is entered into as of July 2nd, 1997, by and between CHURCHILL FORGE, INC., a Massachusetts corporation ("Purchaser"), and VALLEY POINT PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                   RECITALS

     A. Purchaser and Seller hereto have entered into an Agreement of Sale ("Agreement") and Escrow Agreement ("Escrow Agreement"), both dated June 11, 1997 as amended by that certain First Amendment to Agreement of Sale and Escrow Agreement dated June 19, 1997 for the purchase and sale of the apartment project known as Canyon Point Apartments, San Antonio, Texas.

     B. Purchaser and Seller now wish to further amend the Agreement and the Escrow Agreement.

     NOW, THEREFORE, the Agreement and the Escrow Agreement are amended as follows:

          1. The Purchase Price is hereby changed from Six Million Six Hundred Thousand and No/100 Dollars ($6,600,000.00) to Six Million Three Hundred Thousand and No/100 Dollars ($6,300,000.00)

          2. The schedule of Personal Property attached as Exhibit "B" to the Agreement is hereby deleted and in its place, the schedule of Personal Property attached hereto as "Exhibit 1" is hereby inserted.

          3.  Purchaser hereby acknowledges and agrees that:

               (a) It has accepted all matters shown on the survey dated March
                   23, 1992 and revised on June 17, 1997 made by Daniel E. Snell, Registered Professional Land Surveyor No. 4612;

               (b) It has accepted as Permitted Exceptions the exceptions shown as items 5 through 24 on the commitment for title insurance issued by the Title Insurer dated June 30, 1997, file number 97260014;

               (c) It has completed its inspection of the Property under
                   Paragraph 8 of the Agreement, and hereby acknowledges its acceptance of same;

               (d) It is accepting title to the Property without the
                   requirement of any further subdivision platting of same and agrees that it is assuming all rights and any costs that may arise or be incurred as a result of any state, municipal, or local law, rule or ordinance requiring at any time the preparation and/or recording of a subdivision plat for the property; and
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               (e) It has reviewed all service contracts described in the
                   Agreement and agrees to accept the assignment and assumption of any of same which Seller is unable to cancel at no cost or expense to Seller on the Closing Date.

          4. The Inspection Period is hereby terminated and from and after the date hereof, Purchaser shall not have the right to terminate the Agreement pursuant to Paragraph 8.2 of the Agreement.

          5.  Paragraph 3 of the Escrow Agreement is hereby deleted.

          6. Except as modified herein, all other terms and conditions of the Agreement and the Escrow Agreement remain in full force and effect.

          7. All capitalized terms used herein shall have the same meaning as in the Agreement and Escrow Agreement.

          8. This Second Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.



     IN WITNESS HEREOF, the parties hereto have put their hand and seal as of the date first set forth above.

                         PURCHASER:

                         CHURCHILL FORGE, INC., a
                         Massachusetts corporation

                         By:  /s/ Frank M. Resnek
                                ------------------
                         Its:   President

                         SELLER:

                         VALLEY POINT PARTNERS LIMITED
                         PARTNERSHIP, an Illinois limited
                         partnership

                         By:  Valley Point Partners, Inc.,
                                  an Illinois corporation,
                                  the general partner

                         By:  /s/ Michael J. Becker
                                -----------------------
                                  Michael J. Becker, its Managing Director

                         ACKNOWLEDGED BY ESCROW AGENT:

                         CHARTER TITLE COMPANY

                         By:
                               ------------------------
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